UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2024

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received a Staff Delisting Determination letter (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to file in a timely manner all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Staff Determination has no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s securities.

The Staff Determination was issued because the Company has not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Quarterly Report”), or its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”).  Based on materials submitted to Nasdaq by the Company on January 16, 2024, and May 2, 2024, the Nasdaq Staff granted the Company an exception until May 13, 2024, to regain compliance with the Listing Rule.

The Company intends to appeal the Staff Determination before a Nasdaq Hearing Panel and seek a further stay of any suspension or delisting action pending the hearing process in accordance with the procedures set forth in the Staff Determination Letter. The Company is working diligently with its auditors to complete the Quarterly Report and the Form 10-K and to file them with the SEC.

By way of background and as previously disclosed, on November 16, 2023, the Company received a notice (the “November Notice”) from Nasdaq indicating that, as a result of not having filed the Quarterly Report with the SEC on time, the Company was not in compliance with the Listing Rule.  The November Notice indicated that under Nasdaq Listing Rules, the Company had 60 calendar days to submit a plan to regain compliance with the Listing Rule. Nasdaq accepted the Company’s plan and granted an exception of 180 calendar days from the filing date for the Form 10-Q to regain compliance.

Additionally, as previously disclosed by the Company in a Current Report on Form 8-K filed with the Commission on January 3, 2024, on December 27, 2023, the Company received a notification letter (“December Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that for the preceding 30 consecutive business days, the closing bid price for the Company's Class A Common Stock (the "Common Stock") was below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

Subsequently, on April 17, 2024, the Company received a notice (the “April Notice”) from the Listing Qualifications Department of Nasdaq advising the Company that due to the Company’s failure to timely file the Form 10-K with the SEC, the Company was not in compliance with the Listing Rule.

By way of additional background, on May 16, 2024, the Company filed a Notification of Late Filing on Form 12b-25 to disclose that the Company had been unable to file in a timely manner its Quarterly Report for the quarter ended March 31, 2024.

The Company’s request for a hearing before the Nasdaq Hearing Panel to appeal the Staff Determination must be made no later than 4:00 p.m. EDT on May 21, 2024. The hearing request will automatically stay the suspension of the Company’s securities for a period of 15 days from the date of the request. In connection with its request for a hearing, the Company also intends to request that the Staff Determination be further stayed pending the hearing process. According to the Staff Determination, hearings are typically scheduled to occur approximately 30-45 days after the date of a company’s hearing request. Following the hearing, the Hearings Panel will issue a decision, which the Company may further appeal to the Nasdaq Listing Council for review. The Company is working diligently to file the delinquent periodic reports as soon as possible to regain compliance with the Listing Rule. However, there can be no assurance that such periodic reports will be filed before any hearing occurs or that the Nasdaq Hearing Panel will grant the Company’s request for a stay pending the hearing process.

Forward Looking Statement.

This Report contains forward-looking statements that involve risks and uncertainties. For example, forward-looking statements include statements regarding the timing of the filing of the Company’s filings, the Company’s plan to appeal the Staff Determination, and the outcome of the Company’s appeal. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Company’s filings, the risk that the work necessary to complete the filings is greater than anticipated or may involve the resolution of additional issues identified during the review process, the outcome of the Company’s appeal of the Staff Determination, the risk that the Company may not respond adequately to further inquiries from Nasdaq relating to the appeal, and the risk that Nasdaq will not accept any plan to regain compliance and will delist the Company's Class A common stock. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 7.01 Regulation FD Disclosure

A press release dated May 17, 2024, disclosing the Company’s receipt of the Staff Determination referenced above, is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)                           Exhibits

Exhibit NumberDescription

99.1Press Release Dated May 17, 2024

104Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:         /s/ Kent B. Wilson

               Kent B. Wilson

               Chief Executive Officer, President

               (Principal Executive Officer)

Date: May 17, 2024